                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated July 1, 1997, (97-5), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


1. The Monthly Report for the period from December 1, 1997 to December 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1998.


                                  GREEN TREE FINANCIAL CORP.


                              BY: /s/ Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight
                                  Senior Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.02%,6.17%,6.24%,6.42%,6.62%,6.82%,7.13%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                 DECEMBER 1997



                         CUSIP#'S   393505-VR0,VS8,VT6,VU3,VV1,VW9,VX7
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 1/15/98

                                                 Total $          Per $1,000
                                                 Amount            Original
                                               ----------         ----------

Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                         $7,262,044.23

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                       0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                    7,262,044.23


A.   Interest

     (2)  Aggregate Interest

     a. Class A-1 Remittance Rate(6.02%)             6.02%
     b. Class A-1 Interest                     266,908.84           3.71573726
     c. Class A-2 Remittance Rate(6.17%)             6.17%
     d. Class A-2 Interest                     204,905.70           5.14166667
     e. Class A-3 Remittance Rate(6.24%)             6.24%
     f. Class A-3 Interest                     315,510.00           5.20000000
     g. Class A-4 Remittance Rate(6.42%)             6.42%
     h. Class A-4 Interest                     504,954.40           5.35000000
     i. Class A-5 Remittance Rate(6.62%)             6.62%
     j. Class A-5 Interest                     123,716.77           5.51666667
     k. Class A-6 Remittance Rate(6.82%)             6.82%
     l. Class A-6 Interest                     539,092.58           5.68333333
     m. Class A-7 Remittance Rate (7.13%
        unless the Weighted Average
        Contract rate is less than 7.13%)            7.13%
     n. Class A-7 Interest                     495,986.57           5.94166667

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.02%,6.17%,6.24%,6.42%,6.62%,6.82%,7.13%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 2



                         CUSIP#'S   393505-VR0,VS8,VT6,VU3,VV1,VW9,VX7
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 1/15/98


                                                 Total $          Per $1,000
                                                 Amount            Original
                                               ----------         ----------

(3)  Amount applied to:
      a. Unpaid Class A Interest
           Shortfall                                  .00                  .00

(4)  Remaining:
      a. Unpaid Class A Interest
           Shortfall                                  .00                  .00

B.   Principal
     (5) Formula Principal Distribution
         Amount                              3,012,153.87                  N/A
      a. Scheduled Principal                   620,512.40                  N/A
      b. Principal Prepayments               3,042,007.90                  N/A
      c. Liquidated Contracts                  159,066.24                  N/A
      d. Repurchases                                  .00                  N/A
      e. Current Month Advanced Principal      583,209.66                  N/A
      f. Prior Month Advanced Principal     (1,392,642.33)                 N/A

(6)  Pool Scheduled Principal Balance      528,943,475.47

(6b) Adjusted Pool Principal Balance       528,360,265.81         960.65502875
(6c) Pool Factor                               0.96065503

(7)  Unpaid Class A Principal Shortfall
     (if any)following prior Remittance date          .00

(8)  Class A Percentage for such Remittance
     Date                                           92.24%

(9)  Class A Percentage for the following
     Remittance Date                                92.19%

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.02%,6.17%,6.24%,6.42%,6.62%,6.82%,7.13%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 3


                         CUSIP#'S   393505-VR0,VS8,VT6,VU3,VV1,VW9,VX7
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 1/15/98


(10) Class A Principal Distribution:
     a. Class A-1                            3,012,153.87          41.93331482
     b. Class A-2                                     .00                  .00
     c. Class A-3                                     .00                  .00
     d. Class A-4                                     .00                  .00
     e. Class A-5                                     .00                  .00
     f. Class A-6                                     .00                  .00


                                                 Total $          Per $1,000
                                                 Amount            Original
                                               ----------         ----------

(11)  Class A-1 Principal Balance           50,192,265.81        698.74520840
(11a) Class A-1 Pool Factor                     .69874521

(12)  Class A-2 Principal Balance           39,852,000.00        1000.0000000
(12a) Class A-2 Pool Factor                    1.00000000

(13)  Class A-3 Principal Balance           60,675,000.00        1000.0000000
(13a) Class A-3 Pool Factor                    1.00000000

(14)  Class A-4 Principal Balance           94,384,000.00        1000.0000000
(14a) Class A-4 Pool Factor                    1.00000000

(15)  Class A-5 Principal Balance           22,426,000.00        1000.0000000
(15a) Class A-5 Pool Factor                    1.00000000

(16)  Class A-6 Principal Balance           94,855,000.00        1000.0000000
(16a) Class A-6 Pool Factor                    1.00000000

(17)  Class A-7 Principal Balance           83,476,000.00        1000.0000000
(17a) Class A-7 Pool Factor                    1.00000000

(18)  Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                            .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.02%,6.17%,6.24%,6.42%,6.62%,6.82%,7.13%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 4


                         CUSIP#'S   393505-VR0,VS8,VT6,VU3,VV1,VW9,VX7
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 1/15/98


C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (19)  31-59 days                          3,096,830.17                  105

   (20)  60 days or more                     2,829,411.46                   74

   (21)  Current Month Repossessions           407,674.06                   13

   (22)  Repossession Inventory                987,914.31                   35

   (23)  Weighted Average Contract Rate           9.95714


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in July 2001)

(24) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date          .72%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; July not exceed 3.5%)                                    .36%

(25) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date         .59%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; July not exceed 5.5%)                                    .58%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.02%,6.17%,6.24%,6.42%,6.62%,6.82%,7.13%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 5


                         CUSIP#'S   393505-VR0,VS8,VT6,VU3,VV1,VW9,VX7
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 1/15/98



(26) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; July not exceed 5.5% from April 1, 2001 to
         Mar 31, 2002, 6.5% from April 1, 2002 to Mar.31,
         2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
         and 9.5% thereafter)                                              .02%

(27) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date         58,922.93

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         July not exceed 2.25%)                                            .06%

(28) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 23.25%)                                               15.49%

(29) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $11,000,000.00                                       .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                                  7.74%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 6


                         CUSIP#'S   393505-UW0
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 1/15/98



                                                 Total $          Per $1,000
                                                 Amount            Original
                                               ----------         ----------

CLASS M1 CERTIFICATES
---------------------

(30) Amount available (including Monthly
     Servicing Fee)                          1,798,815.50

A.   Interest
(31) Aggregate interest
     a.  Class M-1 Remittance Rate (6.95%,
         unless Weighted Average Contract
         Rate is below 6.95%)                        6.95%

     b.  Class M-1 Interest                    238,906.25           5.79166667

(32) Amount applied to Class M-1 Interest
     Deficiency Amount                                .00                    0

(33) Remaining unpaid Class M-1 Interest
     Deficiency Amount                                .00                    0

(34) Amount Applied to:
     a.  Unpaid Class M-1 Interest Shortfall          .00                    0

(35) Remaining:
     a.  Unpaid Class M-1 Interest Shortfall          .00                    0

B.       Principal
(36)     Formula Principal Distribution Amount        .00                  N/A
         a.  Scheduled Principal                      .00                  N/A
         b.  Principal Prepayments                    .00                  N/A
         c.  Liquidated Contracts                     .00                  N/A
         d.  Repurchases                              .00                  N/A

(37)     Class M-1 Principal Balance        41,250,000.00        1000.00000000
(37a)    Class M-1 Pool Factor                 1.00000000

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.97%,7.49%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 7



                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 1/15/98


(38) Class M-1 Percentage for such Remittance
     Date                                             .00%

                                                 Total $          Per $1,000
                                                 Amount            Original
                                               ----------         ----------

(39) Class M-1 Principal Distribution:
       a.  Class M-1 (current)                        .00           0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                       .00

(40) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date       .00

(41) Class M-1 Percentage for the following
     Remittance Date                                  .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                          1,559,909.25

(2)  Class B-1 Remittance Rate (6.97% unless
     Weighted Average Contract Rate is below 6.97%)  6.97%

(3)  Aggregate Class B1 Interest               127,783.33           5.80833333

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                            .00                  .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                               .00                  .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 8


                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 1/15/98



(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date         .00

(8a) Class B Percentage for such Remittance Date      .00



                                                 Total $          Per $1,000
                                                 Amount            Original
                                               ----------         ----------


(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)          .00

(10a) Class B1 Principal Shortfall                    .00

(10b) Unpaid Class B1 Principal Shortfall             .00

(11)  Class B Principal Balance             41,250,000.00

(12)  Class B1 Principal Balance            22,000,000.00
(12a) Class B1 Pool Factor                    1.000000000



Please contact Charles F. Pedersen of Firstar Trust Company (414) 287-3921 with any questions regarding this statement or your distribution.


Class B2 Certificates
---------------------
(13)  Remaining Amount Available             1,432,125.92

(14)  Class B-2 Remittance Rate (7.49%
      unless Weighted Average Contract
      Rate is less than 7.49%)                       7.49%

(15)  Aggregate Class B2 Interest              120,152.08           6.24166667

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.97%,7.49%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 9


                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 1/15/98



(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                           .00                  .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall   .00                  .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date        .00

(19)  Class B2 Principal Liquidation Loss Amount      .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                            .00

(21)  Guarantee Payment                               .00

(22)  Class B2 Principal Balance            19,250,000.00
(22a) Class B2 Pool Factor                     1.00000000



                                                 Total $          Per $1,000
                                                 Amount            Original
                                               ----------         ----------


(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                         221,985.44

(24)  3% Guarantee                           1,089,988.40

(25)  Class C Residual Payment                        .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.97%,7.49%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                            DECEMBER 1997 - Page 10


                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 1/15/98


(26) Class M-1 Interest Deficiency on such
     Remittance Date                                  .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                  .00

(28) Repossessed Contracts                     407,674.06

(29) Repossessed Contracts Remaining
     in Inventory                              987,914.31